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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 6, 1996

                                KIDS MART, INC.
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             (Exact name of registrant as specified in its charter)


          FLORIDA                   0-21910                     65-0406710
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(State or other jurisdiction      (Commission                (I.R.S. Employer
       of corporation             File Number)              Identification No.)

             801 SENTOUS AVENUE, CITY OF INDUSTRY, CALIFORNIA 91748
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              (Address of principal executive offices)     (Zip code)


              Registrant's telephone number, including area code:
                                 (818) 854-3166

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Item 9. Sales of Equity Securities Pursuant to Regulation S.

        Between November 6, 1996 and November 11, 1996, Kids Mart, Inc. (the "Company") sold $1,189,967.50 aggregate principal amount of its Convertible Subordinated Notes (the "Notes") pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "Old Offering"). No underwriter or placement agent assisted the Company in the Old Offering. The Notes were convertible into shares of the Company's common stock, par value $.0001 per share (the "Common Stock") at a price of 65% of the price of the Common Stock on the day prior to conversion, not to exceed $1.50. The Notes were sold to non-U.S. persons and entities in transactions outside the U.S.

        The sale of the Notes was structured as a "minimum/maximum" deal whereby the Company obligated itself to sell at least $1,500,000 aggregate principal amount of Notes by November 11, 1996 or immediately return all proceeds received thereby. When the Company failed to sell the minimum amount of Notes by the specified date, it returned the $1,189,967.50 received in the Old Offering, canceled the Notes and terminated the Old Offering.

        On November 14, 1996, the Company commenced a new offering (the "New Offering") of Convertible Subordinated Notes (the "New Notes") pursuant to Regulation S and Regulation D promulgated under the Securities Act of 1933, as amended. The New Offering is structured as a "minimum/maximum" deal whereby the Company obligated itself to sell at least $1,500,000 aggregate principal amount of New Notes by November 22, 1996 or immediately return all proceeds received thereby. On November 18, 1996, the Company sold $1,509,950 aggregate principal amount of New Notes satisfying the "minimum" contingency. No underwriter or placement agent is assisting the Company in the New Offering. The New Notes are convertible into shares of Common Stock at a price per share of 65% of the price of the Common Stock on the day prior to conversion, not to exceed $1.00. $1,289,950 aggregate principal amount of the New Notes already sold were sold to non-U.S. persons and entities in transactions outside the U.S. $220,000 aggregate principal amount of the New Notes already sold were sold to a U.S. company meeting the accredited investor criteria under Regulation D. The New Notes will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              KIDS MART, INC.


Date: November 21, 1996                       By  /s/ ROBERT KELLEHER
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                                                Robert Kelleher
                                                Vice President, Chief Operating
                                                  Officer and Chief Financial
                                                  Officer





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